UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

Blockchain Holdings Capital Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 Lenox Road NE, 21st Floor, Atlanta, GA 30326
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 833-682-2428

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On February 1, 2019, the Board of Directors of Blockchain Holdings Capital Ventures, Inc. (the “Company”), determined to select a new firm to serve as the Company’s independent registered public accounting firm. As a result, the Company determined to discontinue the services of BF Borgers CPA PC as the Company’s independent registered public accounting firm (“BF Borgers”) and to engage Turner, Stone & Company, L.L.P. (“Turner”) as its new independent registered public accounting firm.

During the fiscal years ended December 31, 2016 and December 31, 2017, respectively, and the subsequent interim periods through September 30, 2018, (i) BF Borgers expressed concerns as to the Company’s ability to continue as a going concern, (ii) there were no disagreements between the Company and BF Borgers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) BF Borgers advised the Company that its internal controls are not effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements.

The Company will provide BF Borgers with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) upon filing this Report with the Securities and Exchange Commission (the “SEC”). The Company will request that BF Borgers furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein and will submit a copy of such letter in an amended Report as soon as it is provided.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 4, 2019, the Borad of Directors of the Company engaged Turner as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. During the fiscal years ended December 31, 2016 and December 31 2017, respectively, and the subsequent interim period through September 30, 2018, neither the Company nor anyone acting on its behalf consulted with Turner on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Holdings Capital Ventures, Inc.

Date: April 17, 2019	By:	/s/ Delray Wannemacher
Delray Wannemacher, CEO